AMENDMENT NO. 2
TO
THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT
This AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of June 10, 2019 (the “Second Amendment Date”), is entered into among AVIAT NETWORKS, INC., a Delaware corporation (the “Parent”), AVIAT U.S., INC., a Delaware corporation (“Opco”, together with Parent, the “US Borrowers” and each a “Borrower”), AVIAT NETWORKS (S) PTE. LTD., a private company limited by shares formed under the laws of the Republic of Singapore (“Aviat Singapore” or “Singapore Borrower”, and together with the US Borrowers, the “Borrowers”) and SILICON VALLEY BANK (“Bank”). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.
RECITALS
A.Borrowers and Bank have entered into that certain Third Amended and Restated Loan and Security Agreement, dated as of June 29, 2018 (as amended, restated, modified and/or supplemented from time to time, the “Loan Agreement”), pursuant to which Bank agreed to extend and make available to Borrowers certain advances of money.
B.Bank has extended credit to Borrowers for the purposes permitted in the Loan Agreement.
C.Borrowers have requested that Bank amend the Loan Agreement to revise certain provisions, as more fully set forth herein.
D.Bank has agreed to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:
1.AMENDMENTS TO LOAN AGREEMENT. Bank hereby agrees, subject to the terms of Section 3 and Section 4 hereof, to amend the Loan Agreement as follows:
a.Section 13.1 (Definitions). The following definitions in Section 13.1 of the Loan Agreement are hereby amended and restated in their entirety as follows:
“Adjusted Quick Ratio” is a ratio of (i) Quick Assets to (ii) Current Liabilities (less the current portion of Deferred Revenue and current operating lease obligations) plus, without duplication, Consolidated Funded Indebtedness.
“Revolving Line” is an aggregate principal amount equal to Twenty Five Million Dollars ($25,000,000).
“Revolving Line Maturity Date” is June 29, 2020.

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“Singapore Sublimit” is Twenty Five Million Dollars ($25,000,000).

a)Exhibit B (Compliance Certificate). The Form of Compliance Certificate is amended in its entirety and replaced with the exhibit in Exhibit A attached hereto.

2.	LIMITATION.
a.The amendments set forth in Section 1 hereof shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which the Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to be a consent to any future amendment or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) to limit or impair the Bank’s right to demand strict performance of all terms and covenants as of any date.
b.This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement are hereby ratified and confirmed and shall remain in full force and effect.
3.BORROWERS’ REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants that:
a)    immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;
b)    such Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
c)    the certificate of incorporation, bylaws and other organizational documents of such Borrower delivered to the Bank on the Effective Date, as amended, supplemented or restated by those documents delivered on or prior to the First Amendment Date, remain true, accurate and complete and have not been amended, supplemented or restated, and are and continue to be in full force and effect;
d)    the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of such Borrower;
e)    this Amendment has been duly executed and delivered by such Borrower and is the binding obligation of such Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and
f)    as of the Second Amendment Date, such Borrower has no defenses against the obligations to pay any amounts under the Obligations and no claims of any nature whatsoever against Bank. Such Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with such Borrower in connection with this Amendment and in connection with the Loan Agreement.

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The Borrowers understand and acknowledge that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agree that such reliance is reasonable and appropriate.

4.     EFFECTIVENESS. This Amendment shall become effective upon the fulfillment by the Borrowers in a manner reasonably satisfactory to the Bank of all of the following conditions precedent set forth in this Section 4:
a)Amendment. The Bank shall have received this Amendment, duly executed and delivered by the Borrowers.
b)Fees and Expenses. The Borrowers shall have paid all expenses (including all reasonable attorneys’ fees and reasonable expenses) of the Bank, incurred and invoiced through the date of this Amendment, including the Bank’s renewal fee in the amount of $25,000.
To the extent that any of the terms and conditions in this Amendment shall contradict or be in conflict with any of the terms or conditions of the Loan Agreement, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

5.     COUNTERPARTS; TELECOPY. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment. Delivery of an executed counterpart of a signature page of this Amendment, or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.
6.     INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to the Borrowers and the Collateral shall remain in full force and effect. This Amendment is a Loan Document.
7.     GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, REFERENCE PROCEEDINGS AND ARBITRATION SET FORTH IN SECTION 11 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:
AVIAT NETWORKS, INC.
By: /s/ Eric Chang
Name: Eric Chang
Title:  Principal Accounting Officer

AVIAT U.S., INC.
By: /s/ Eric Chang
Name: Eric Chang
Title: Principal Accounting Officer

AVIAT NETWORKS (S) PTE. LTD.
By: /s/ Kevin Holwell
Name: Kevin Holwell
Title:  Director

Signature Page to Amendment No. 2 to Third A&R Loan and Security Agreement
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BANK:	SILICON VALLEY BANK By: /s/ Kyle Larrabee Name: Kyle Larrabee Title: Vice President

Signature Page to Amendment No. 2 to Third A&R Loan and Security Agreement

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EXHIBIT A

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

TO:    SILICON VALLEY BANK                        Date:
FROM: AVIAT NETWORKS, INC.

The undersigned authorized officer of Aviat Networks, Inc. (“Administrative Borrower”) certifies that under the terms and conditions of the Third Amended and Restated Loan and Security Agreement dated as of June 29, 2018 (as amended, modified, supplemented or restated from time to time, the “Loan Agreement”), by and among Administrative Borrower, Aviat U.S., Inc. (“Opco”), Aviat Networks (S) Pte. Ltd. (“Singapore Borrower” and together with the Administrative Borrower and Opco, each a “Borrower” and collectively, “Borrowers”) and Silicon Valley Bank (“Bank”):
(1) Each Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default in existence; (3) all representations and warranties in the Loan Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) each Borrower, and each of its Subsidiaries, has timely filed all material tax returns and reports that are required to be filed, and each Borrower has timely paid all material foreign, federal, state and local taxes, assessments, deposits and contributions owed by each Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Loan Agreement; (5) (a)there are no collective bargaining agreements covering the employees of any Borrower or any of their domestic Subsidiaries, (b) there is not pending, nor (to the knowledge of any Borrower) is there threatened, any strike, walkout, slowdown or work stoppage, or any unfair labor practice complaint or grievance or arbitration proceeding arising out of or under any collective bargaining agreement covering the employees of any Borrower or any of their Subsidiaries that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change, and (c) the hours worked and payments made to employees of Borrowers and their domestic Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters; and (6) Borrowers are in compliance with Sections 6.1(b) and 6.8 and of the Loan Agreement.

Attached are the required documents supporting the certification. The undersigned certifies that the attached financial statements are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end adjustments. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Loan Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement.

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Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Borrowing Base Report (in connection with Advance)	With each request for an Advance	Yes No
Monthly Borrowing Base Report	Within 30 days of month end when Streamline Period is in effect	Yes No
Weekly Borrowing Base Report	No later than Friday each week when Streamline Period is not in effect	Yes No
Cash holdings report	Within 30 days of month end	Yes No
Quarterly financial statements with Compliance Certificate	Within 5 days of filing with the SEC, but no later than 45 days after fiscal quarter end	Yes No
Monthly financial statements with Compliance Certificate	Within 30 days of month end	Yes No
Monthly Borrowing Base Reports	Within 30 days of month end when Streamline Period is in effect	Yes No
Weekly Borrowing Base Reports	No later than Friday each week when Streamline Period is not in effect	Yes No
Annual financial statement (CPA Audited) + Compliance Certificate	Within 5 days of filings with the SEC but no later than 90 days after FYE	Yes No
10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No
Annual operating budgets for upcoming fiscal year and board approval of such annual operating budgets	Within the earlier to occur of 45 days after FYE or 10 days after approval by Parent’s Board of Directors	Yes No
Report of any legal actions pending or threatened in writing against Borrower or any of its Subsidiaries that could result in damages or costs to Borrower or any of its Subsidiaries of, individually or in the aggregate, $1,000,000 or more
	Promptly	Yes No

Financial Covenant	Required		Actual	Complies
Adjusted Quick Ratio	1.05:1.00		____:1.00	Yes No
Maintain on a Quarterly Basis:
EBITDA	Fiscal Quarter End	EBITDA		Yes No
	Each quarter after December 30, 2016*	$1.00

*Measured on a trailing two fiscal quarter basis
The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date this Certificate is delivered to Bank as set forth in the first line of this Certificate.

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The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)
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ADMINISTRATIVE BORROWER: AVIAT NETWORKS, INC. By: Name: Title:
BANK USE ONLY

Received by: _____________________
AUTHORIZED SIGNER
Date: _________________________

Verified: ________________________
AUTHORIZED SIGNER
Date: _________________________
Compliance Status: Yes No

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Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:    ____________________

I.    Adjusted Quick Ratio (Section 6.9(a))

Required:    1.05:1.00

Actual:

A.1.
The Borrowers’ consolidated (i) unrestricted cash and Cash Equivalents, (ii) net billed accounts receivable, (iii) investments with Bank with maturities of fewer than 12 months determined according to GAAP and (iv) the lesser of (a) 50% of unbilled accounts receivable or (b) $7,000,000

$
B.1.	All obligation and liabilities of Borrowers to Bank	$
B.2.	Aggregate amount of Borrowers’ Total Liabilities maturing within 1 year (without duplication)	$
B.3.	Current Liabilities (B.1. plus B.2.)	$
C.1.	Deferred Revenue	$
D.1.	Current operating lease obligations	$
E.1.	Consolidated Funded Indebtedness (without duplication)	$
F.1.	Current Liabilities (less Deferred Revenue and current operating lease obligations) plus, without duplication, Consolidated Funded Indebtedness (B.3. minus C.1. minus D.1. plus E.1.)	$
G.	Adjusted Quick Ratio (ratio of A.1. to F.1.)	1.___:1.00
Is line G at least 1.05?

  No, not in compliance                      Yes, in compliance

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II.    EBITDA (Section 6.9(b))
Required:

Fiscal Quarter End	EBITDA
Each quarter after December 30, 2016*	$1.00
*measured on a trailing two fiscal quarter basis

Actual:

A.	Consolidated Net Income	$
To the extent deducted in the calculation of Net Income (Line A):
	(i) Consolidated Interest Charges	$
	(ii) Income tax expense	$
	(iii) Depreciation and amortization expense	$
	(iv) Restructuring charges incurred in connection with impairment of real estate (to the extent agreed to by Bank in writing)	$
	(v) Non-cash stock-based compensation expense	$
	(vi) Non-cash charges for customer inventory due to downward revaluation	$
	(vii) Non-cash charges related to discontinued operations occurring prior to the Effective Date	$
	(viii) Other non-recurring non-cash expenses	$
B.	Sum of (i) through (viii)	$
To the extent included in calculating Consolidated Net Income (Line A):
	(i) Income tax credits	$
	(ii) Other non-cash items increasing Consolidated Net Income	$
C.	Sum of Line (i) through (ii)	$
D.	EBITDA for Fiscal Quarter Ended (A. plus B. minus C.)	$
E.	EBITDA for Fiscal Quarter Ended (Last Fiscal Quarter End)	$
F.	EBITDA on Trailing Two Fiscal Quarter Basis (D. plus E.)	$

Is Line F at least the amount required (see chart above)?
    No, not in compliance    _____ Yes, in compliance

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